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                                                                  EXHIBIT 10.9




                          FREMONT GENERAL CORPORATION

                AMENDED NON-QUALIFIED STOCK OPTION PLAN OF 1989
                             STOCK OPTION AGREEMENT

     THIS AGREEMENT, dated ____________________________ is made by and between FREMONT GENERAL CORPORATION, a Nevada corporation (the "Company"), and ___________________________________________a key employee of the Company or a subsidiary of the Company (the "Optionee");

     WHEREAS, the Shareholders at their meeting on June 27, 1989 adopted the NON-QUALIFIED STOCK OPTION PLAN OF 1989, and on May 14, 1992 adopted the amendment and restatement of the 1989 Plan; and

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common stock, $1.00 par value (the "Common Stock"), and ; and

     WHEREAS, the Company wishes to carry out the Amended Non-Qualified Stock Option Plan of 1989, the terms of which are hereby incorporated by reference and made a part of this Agreement; and

     WHEREAS, the Stock Option Committee of the Company's Board of Directors (the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1 - General

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.2 - Option

     "Option" shall mean the option to purchase Common Stock of the Company granted under this Agreement.




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SECTION 1.3 - Plan

  The "Plan" shall mean the Amended Non-Qualified Stock Option Plan of  1989.

SECTION 1.4 - Pronouns

     The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.5 - Secretary

     "Secretary" shall mean the Secretary of the Company.

SECTION 1.6 - Subsidiary

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.7 - Termination of Employment

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or a Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, or retirement but excluding any termination when there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                                   ARTICLE II

                                GRANT OF OPTION

SECTION 2.1 - Grant of Option

     In consideration of the Optionee's agreement to remain in the employ of the Company or its Subsidiary and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of shares of its Common Stock upon the terms and conditions set forth in this Agreement.

SECTION 2.2 - Purchase Price

     The purchase price of the shares of Common Stock covered by the Option shall be per share without commission or other charge.





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SECTION 2.3 - Consideration to Company

     In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or its Subsidiaries, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without good cause.

SECTION 2.4 - Adjustments in Option

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged from a different number or kind of shares or other securities of the Company, or of another corporation, by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee.


                                  ARTICLE  III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - Commencement of Exercisability

     (a) Subject to Section 3.1(b) and the discretion of the Committee, the Option is exercisable at a rate of 25% per year beginning on the first (1st) anniversary of the date the Option is granted; provided, however, that by a resolution adopted after the Option is granted the Committee may accelerate the time at which the Option or any portion thereof may be exercised.

     (b) No Option or portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 3.2 - Expiration of Option

     No Option may be exercised to any extent by anyone after the first to occur of the following events:

     (a) The expiration of ten (10) years from the date the option was granted;
or

     (b) Except in the case of any Optionee who is disabled (within the meaning of Section 105(d) (4) of the Internal Revenue Code), the expiration of three
(3) months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three (3) month period; or

     (c) In the case of an Optionee who is disabled (within the meaning of Section 105(d) (4) of the Internal Revenue Code), the expiration of twelve (12) months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said twelve
(12) month period; or

     (d) The expiration of one (1) year from the date of the Optionee's death;
or





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     (e) The effective date of either the merger or consolidation of the
Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives, or is required to waive, this provision under the Plan in connection with such transaction. At least thirty (30) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2; or

     (f) The expiration of three (3) months from the date of Termination of Employment unless such Termination of Employment is for insubordination or refusal to perform assigned duties; being under the influence of, or use, sale, distribution, or possession of unauthorized drugs or intoxicating beverages while on duty or on the Company's premises; theft, embezzlement, fraud or forgery; willful destruction or defacement of Company, a visitor's, or an employee's property; unauthorized disclosure of confidential information; falsifying or altering Company records; continued and unexplained absences from work; in which case this Option shall expire immediately upon Termination of Employment.

SECTION 3.3 - Acceleration of Exercisability

     In the event of the merger or consolidation of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee shall provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.2(e), that for a period of at least thirty (30) days prior to the effective date of such event, this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

     (a) This Option become unexercisable under Section 3.2 prior to said effective date; or

     (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation, or a parent or subsidiary of such corporation. The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to insure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (b) above.


                                   ARTICLE IV

                              EXERCISE OF OPTIONS

SECTION 4.1 - Person Eligible to Exercise

     During the lifetime of the Optionee, only he may exercise the option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased optionee's will or under the then applicable laws of descent and distribution.





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SECTION 4.2 - Partial Exercise

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 3.2, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 4.3 - Manner of Exercise

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

     (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

     (b) (i) Full payment (in cash or by certified or cashier's check payable to the Company) for the shares with respect to which such Option or portion is exercised; or

               (ii) Shares of any class of the Company's stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b) of the Plan) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is exercised; or

               (iii) At the option and in the sole discretion of the Committee, promissory note or notes of the Optionee, to be secured by a security interest in the shares issued upon exercise and such other security, if any, as the Committee may require. Any such promissory notes shall bear a rate of interest not less than a rate, if any, as it may change from time to time, required under federal tax law to prevent any imputation of interest, unless such rate exceeds the maximum rate permissible under California law, in which case the rate shall not exceed the maximum permitted under California law. All other terms of such loan shall be determined solely by the Committee, and all terms and conditions, including whether the loan shall become due upon Termination of Employment, shall be expressly set forth in the promissory note or notes executed by the Optionee. The Committee shall furnish the Optionee with a Truth-in-Lending Statement showing the terms of the loan, including the amount financed, total payments of interest, total payments of principal and annual percentage rate; or

               (iv) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

     (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.





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     The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares; and

     (d) In the event the Option or portion thereof shall be exercised pursuant to section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 - Conditions to Issuance of Stock Certificates

     The share of stock issuable and deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized by unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5 - Rights as Shareholder

     The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.





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                                   ARTICLE V

                                 MISCELLANEOUS

SECTION 5.1 - Administration

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION 5.2 - Options Not Transferable

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - Notices

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.4 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.5 - Notification of Disposition

     The Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.





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SECTION 5.6 - Tax Withholding

     Upon the exercise of the Option by the Optionee, or by any other person pursuant to Section 4.1, the Company shall have the right to require the Optionee or such other person to pay by cash or by certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such exercise. Notwithstanding the foregoing, in any case where a tax is required to be withheld in connection with the issuance or transfer of Common Stock under the Plan, the Optionee may elect to (i) have the Company reduce the number of such shares issued or transferred by the appropriate number of shares, or (ii) deliver the appropriate number of shares of Common Stock owned by the Optionee, in order to accomplish such withholding; provided, however, that the election shall (a) be made prior to the date that the amount of tax to be withheld is to be determined (the "Tax Date"), (b) be irrevocable, (c) be subject to the disapproval of the Committee, (d) for Officers and Directors of the Company be made at least six (6) months after the grant of the Option (except that this limitation shall not apply in the event that death or disability of the Optionee occurs prior to the expiration of the six month period), and (e) for Officers and Directors of the Company be made either six (6) months prior to the Tax Date or in a ten day "window period" beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings.

SECTION 5.7 - Governing Law

     This Agreement, the Plan and all other related documents shall be governed by the laws of the State of California, except as such laws may be supplanted by the laws of the United States of America, which laws shall govern to the extent they supplant California law. If any provision shall be held invalid and unenforceable by a court of competent jurisdiction, the remaining provisions shall continue to be fully effective.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


Fremont General Corporation


By: _______________________________          _______________________________
    Raymond G. Meyers                        Optionee
    Senior Vice President and                Name & Address
    Chief Administrative Officer



                                             Taxpayer Identification
Date:______________________________          Number:________________________





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                AMENDED NON-QUALIFIED STOCK OPTION PLAN OF 1989

     FREMONT GENERAL CORPORATION (the "Company"), a corporation organized under the laws of the State of Nevada, hereby adopts this AMENDED NON-QUALIFIED STOCK OPTION PLAN OF 1989 (the "Plan") which amends the Non-Qualified Stock Option Plan of 1989 (1) to change the exercise price provisions of the Plan; (2) to establish a limitation on option grants to any one Optionee in any fiscal year; and (3) to conform the Plan to the new rules promulgated under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of the key employees of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of Common Stock of the Company and thus to benefit directly from its growth, development and financial success;

         (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial persons considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of Common Stock of the Company; and

         (3) To attract, motivate and retain experienced and knowledgeable outside directors through the benefits provided in Article III.


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1 - General

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.2 - Board

           "Board" shall mean the Board of Directors of the Company.

SECTION 1.3 - Code

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 - Committee

         "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 5.1.

SECTION 1.5 - Company

         "Company" shall mean Fremont General Corporation.





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SECTION 1.6 - Director

       "Director" shall mean a member of the Board of Directors of Fremont General Corporation.

SECTION 1.7 - Employee

       "Employee" shall mean any employee (including any officer) of the Company, or of any corporation which is then a subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.8 - Employee Participant

        "Employee Participant" shall mean any Employee who has been granted an Option under the provisions of Article IV.

SECTION 1.9 - Fair Market Value

         "Fair Market Value" shall mean: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading (or the last sale price if the shares are traded on the National Market System), if any, on such date, or, if shares were not traded on such date, then on the next preceding day during which a sale occurred; or (ii) if such stock is not traded on an exchange but quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing, bid and asked prices for the stock on such date; or (iv) if the Company's stock is not publicly traded, the fair market value as established by the Committee acting in good faith at such time for the purposes of this Plan.

SECTION 1.10 - Non-Employee Director

    "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary.

SECTION 1.11 - Non-Employee Director Participant

    "Non-Employee Director Participant" shall mean a Non-Employee Director who has been granted an Option under the provisions of Article III.

SECTION 1.12 - Option

     "Option" shall mean an option to purchase Common Stock of the Company granted under the Plan.

SECTION 1.13 - Plan

    The "Plan" shall mean this AMENDED NON-QUALIFIED STOCK OPTION PLAN OF 1989.

SECTION 1.14 - Pronouns

    The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.





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SECTION 1.15 - Secretary

    "Secretary" shall mean the Secretary of the Company.

SECTION 1.16 - Subsidiary

    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns the stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.17 - Termination of Employment

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee Participant and the Company or a Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or a Subsidiary. For purposes of this Section 1.17, an Employee Participant who is employed by a Subsidiary will be deemed to have terminated employment at such time as the Employee Participant's employer ceases to be a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Termination of Employment.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1 - Shares Subject to Plan

     The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be delivered upon exercise of Options shall not exceed 2,681,250 (adjusted to reflect the 3-for-2 stock splits of June 1993 and February 1996, and the 10% stock dividend of June
1995) subject to adjustments required by this Plan and as may be required by Rule 16b-3. Shares subject to outstanding options shall be reserved for issuance under the Plan.

SECTION 2.2 - Unexercised Options

     If any Option expires, terminates, is surrendered or cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation will not be charged against the maximum number of shares set forth in Section
2. l above and may again be optioned hereunder.

SECTION 2.3 - Changes in Company's Shares

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate proportionate and equitable adjustment in the number and kind of securities for the purchase of which





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Options may be granted, including adjustments of the limitations in Sections
2.1, 3.2 and 4.9 on the maximum and specific number and kind of securities which may be issued on exercise of Options.


                                  ARTICLE III

                         NON-EMPLOYEE DIRECTOR OPTIONS

SECTION 3.1 - Participation

     Grants of Options under this Article III shall be made only to Non-Employee Directors. Each such Option shall provide that the Option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

SECTION 3.2 - Annual Option Grants

     (a) Time of Initial Award. Upon approval of this First Restatement of the Plan by the shareholders of the Company, there shall be granted automatically (without any action by the Board or Committee) to each director who is not then an officer or employee of the Company an Option (the date of Extant of which shall be the date of such approval) to purchase 2,500 shares of Common Stock.

     (b) Subsequent Annual Awards. On the date of the annual shareholders' meeting of the Company in 1993, 1994, and 1995, there shall be granted automatically (without any action by the Committee or the Board) an Option (the date of grant of which shall be such shareholders' meeting date) to each Non-Employee Director then in office to purchase 2,500 shares of Common Stock.

SECTION 3.3 - Option Price

     The exercise price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Marker Value of the Common Stock on the date such Option is granted. Upon exercise of an Option, the Optionee shall pay to the Company the option exercise price.

SECTION 3.4 - Option Period

       Each Option granted under this Article III and all rights or obligations thereunder shall expire ten years after the date such Option is granted and shall be subject to earlier termination as provided below.

SECIION 3.5 - Exercise of Options

    Each Option granted under this Article III shall become exercisable in four equal installments at the rate of 25 percent per year beginning on the first anniversary of the grant date.

         The exercise price of each Option granted under this Article III shall be paid in full at the time of exercise in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment of such exercise price shall have been owned by the Non-Employee Director Participant at least six months prior to the date of exercise. An exercisable Option may be exercised solely by delivery to the Secretary or his or her office of a notice in writing signed by the Non-Employee Director Participant (or other person then entitled to exercise the Option or portion thereof pursuant to Section 6.3, subject to Section 6.8).





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
SECTION 3.6 - Termination of Directorship

         If a Non-Employee Director Participant's services as a member of the Board of Directors terminate, an Option granted pursuant to this Article III held by such Non-Employee Director Participant shall remain exercisable to the extent it was then exercisable until the first to occur of the following events:

                 (i) The expiration of ten (10) years after the date the Option was granted; or

                 (ii) Except in the case of any Non-Employee Director Participant who is disabled (within the meaning of Section 105(d) (4) of the Code), or dies, the expiration of three (3) months after the date of the Non-Employee Director Participant's termination from service; or

                 (iii) In the case of any Non-Employee Director Participant who is disabled (within the meaning of Section 105(d) (4) of the Code), or dies, the expiration of twelve (12) months after the date of the Non-Employee Director Participant's termination from service.

SECTION 3.7 - Acceleration Upon a Change in Control Event

         (a) Upon the occurrence of a Change in Control Event (as defined below), each Option granted under Section 3.2 shall become immediately exercisable in full; provided, however, that none of such Options shall be accelerated to a date less than six months after the initial date of grant of such Option.

         (b) For purposes of this Section 3.7, a "Change in Control Event" shall mean

                 (i) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

                 (ii) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50 percent of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date of such shareholder action until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

                 (iii) Approval by the shareholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity which is not a Subsidiary;

                 (iv) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than 80 percent of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

                 (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of at least a majority of the new Board members during such period was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period.


SECTION 3.8 - Adjustments and Termination

         Options granted under this Article III shall be subject to adjustment as provided in Sections 2.3 and 6.2, but only to the extent that (a) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Company, and (b) such adjustment is consistent with the adjustments to Options held by persons other than executive officers or directors of the Company. To the extent that any Option granted under this Article III is not exercised prior to
(x) a dissolution of the Company, or a merger or other corporate reorganization that the Company does not survive, and (y) no provision is (or consistent with the provisions of the preceding sentence can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                                   ARTICLE IV

                                EMPLOYEE OPTIONS

SECTION 4.1 - Eligibility

         Any key Employee of the Company or a Subsidiary who is selected by the Committee shall be eligible to be granted Options under this Article.

SECTION 4.2

         (a) The Committee shall from time to time, in is absolute discretion:

                 (i)      Determine which Employees are key Employees and
         select from among the key Employees          (including those to whom
         Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                 (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees; and

                 (iii) Determine the terms and conditions of such Options, consistent with the Plan.

         (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as deemed appropriate. Each such Option shall provide that the Option shall not be treated as an incentive stock option within the meaning of Section 422A of the Code.

SECTION 4.3 - Option Price

         The exercise price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted. Upon exercise of an Option, the Optionee shall pay to the Company the option exercise price.

SECTION 4.4 - Commencement of Exercisability

         (a) No Option granted under this Article IV may be exercised in whole or in part during the first year after such option is granted or, if the exercise price of an option is reduced by amendment, during the first year after such amendment.

         (b) Subject to the provisions of Section 4.4(a), 4.4(c) and 6.3, such Options are, subject to the discretion of the Committee to otherwise provide, exercisable at a rate of 25 percent per year beginning on the first anniversary of the grant date; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.4(a), 4.4(c), 4.5 and 6.3, accelerate or extend the time at which such Option or any portion thereof may be exercised.

         (c) Unless the Committee otherwise provides, no portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 4.5 - Expiration of Options

         (a) No Option may be exercised to any extent by anyone after the first to occur of the following events (unless, as to clauses (ii) through (iv) below, the Committee otherwise provides):

                 (i) The expiration of ten (10) years after the date the Option was granted; or

                 (ii) Except in the case of any Employee Participant who is disabled (within the meaning of Section 105(d) (4) of the Code), the expiration of three (3) months after the date of the Employee Participant's Termination of Employment for any reason other than such Employee Participant's death unless the Employee Participant dies within said three (3) months period; or

                 (iii) In the case of an Employee Participant who is disabled (within the meaning of Section 105(d) (4) of the Code), the expiration of twelve (12) months from the date of the Employee Participant's Termination of Employment for any reason other than such Employee Participant's death unless the Employee Participant dies within said twelve (12) month period; or

                 (iv) The expiration of one (1) year after the date of the Employee Participant's death.

         (b) Subject to the provisions of Section 4.5(a), the Committee shall provide, in the terms of each individual Option granted to an Employee Participant, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any one or more reasons.

SECTION 4.6 - Consideration

         In consideration of the granting of the Option, the Employee Participant shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one (1) year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon an Employee Participant any right to continue in the employ of the Company or any Subsidiary. The granting of the Option shall not interfere with or restrict in any way the rights of the Company and Subsidiaries, which are hereby expressly reserved, to discharge any Employee Participant at any time for any reason whatsoever, with or without good cause.

SECTION 4.7 - Merger, Consolidation, Exchange, Acquisition, Liquidation or Dissolution

         In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option granted to an Employee Participant that such Option cannot be exercised after the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80 percent or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Options or some of them shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.4(a), Section 4.4(b) and/or in any installment provisions of such Option.

SECTION 4.8 - Manner of Exercise

         An exercisable Option granted to an Employee Participant, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.5 or Section 4.7:

         (a) Notice in writing signed by the Employee Participant or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

         (b)     (i)      Full payment (in cash or by check payable to the
Company) for the shares with respect to which such Option or portion is thereby exercised; or

                 (ii) Subject to such conditions and rules as the Committee may establish, shares of any class of the Company's stock owned by the Employee Participant duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                 (iii) At the option and in the sole discretion of the Committee, promissory note or notes of the Employee Participant, to be secured by a security interest in the shares issued upon exercise and such other security, if any, as the Committee may require. Any such promissory notes shall bear a rate of interest not less than a rate, if any, as it may change from time to time required under federal tax law to prevent any imputation of interest, unless such rate exceeds the maximum rate permissible under Nevada law, in which case the rate shall not exceed the maximum permitted under Nevada law. All other terms of such note shall be determined, subject to compliance with applicable laws (including federal margin requirements if applicable), solely by the Committee. All terms and conditions, including whether the note shall become due upon Termination of Employment, shall be expressly set forth in the promissory note or notes executed by the Employee Participant. The Committee shall furnish the Employee Participant with a Truth-in-Lending statement if required showing the terms of the loan, including the amount financed, total payments of interest, total payments of principal and annual percentage rate; or

                 (iv) Any combination of the consideration permitted by the foregoing subsections.

         (c) Such representation and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to agents and registrars.

         (d) In the event the Option or portion shall be exercised pursuant to Section 6.3 by any person or persons other than the Employee Participant, appropriate proof of the right of such person or persons to exercise the Option or portion.

SECTION 4.9 - Performance-Based Compensation Limitation

         The following limitations shall  apply to grants of Options under the
Plan:

                 (i) No Employee shall be granted, in any fiscal year of the Company, Options under the Plan to purchase more than 165,000 shares of Common Stock, provided that the Company may make an additional one-time grant of up to 33,000 shares of Common Stock to newly-hired Employees.

                 (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 6. 2.

                 (iii) If an Option is cancelled (other than in connection with a transaction described in Section 4.7 or Section 6. 2), the cancelled Option will be counted against the limit set forth in
         Section 4.9(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.


                                   ARTICLE V

                                 ADMINISTRATION

SECTION 5.1 - Stock Option Committee

         (a) The Stock Option Committee shall be composed of no fewer than three (3) members (or, as of September l, 1992, two (2) members) of the Board, designated by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

         (b) No options shall be granted to any member of the Committee during the term of his or her membership on the Committee except as provided in
Article III. No person shall be eligible to serve or continue to serve on the Committee unless he or she is a "non-employee director" for purposes of Rule 16b-3, as amended from time to time.

SECTION  5.2 - Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules shall be consistent with the basic purposes of the Plan. Notwithstanding the foregoing, the provisions of Article III relating to Non-Employee Director Options shall be nondiscretionary, automatic and, to the maximum extent possible, self-effectuating.

SECTION 5.3 - Action by the Committee

         The Committee shall act by a majority of its members in office by vote at a meeting or by unanimous written consent of all members of the Committee.

SECTION 5.4 - Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall not receive compensation for their service as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations and determinations made by the Committee in good faith and the same shall be final and binding upon all Employee Participants and Non-Employee Director Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination on interpretation.

                                   ARTICLE VI

                                OTHER PROVISIONS

SECTION 6.1 - Option Agreement

         Each Option granted under Article IV shall be evidenced by a written Stock Option Agreement, which shall be executed by the Employee Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Each Option granted under Article III shall be evidenced by a written Stock Option Agreement in the form heretofore approved by the Board and shall be signed by the President or a Senior Vice President of the Company. The terms upon which, the times at which and the exercise price of all Options granted under the Plan shall be established by resolution of the Committee providing for the grant of Option and shall be set forth in or incorporated by reference in the Stock Option Agreement.

SECTION 6.2 - Adjustments in Outstanding Options

         In the event that the outstanding shares of stock subject to Options are changed into or exchanged for a different number of kind of shares of the Company or other securities of the Company by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions then unexercised, shall be exercisable, to the end that after such event the Employee Participant or Non-Employee Director Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the option price per share.

SECTION 6.3 - Person Eligible to Exercise

         Except as permitted by Section 6.8, during the lifetime of the Employee Participant or Non-Employee Director Participant, his or her Option, or any portion, shall be exercisable only by him or her or by his or her guardian or legal representative. After the death of the Employee Participant or Non-Employee Director Participant, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 3.6,
4.5 or 4.7, be exercised by his or her personal representative or by any person empowered to do so under the deceased Employee Participant or Non-Employee Director Participant's will or under the then applicable laws of the descent and distribution.

SECTION 6.4 - Partial Exercise

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion becomes unexercisable under Section 3.6, 4.5 or 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of an Option granted under Article IV, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 6.5 - Conditions to Issuance of Stock Certificates

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

         (e) The satisfaction of all other applicable legal requirements incident to such action.

SECTION 6.6 - Rights as Shareholders

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 6.7 - Transfer Restrictions After Exercise

         The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate and any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares, but in respect of any option granted under
Article III, such restrictions shall be limited to those required by applicable law.

SECTION 6.8 - Options Not Transferable

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee Participant or Non-Employee Director Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is volumes or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 6.8 shall prevent transfers by will or by the applicable laws of descent and distribution or, effective September 1, 1992 pursuant to a "qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974. The designation by an Employee Participant or Non-Employee Director Participant of persons or trust entitled upon such participant's death, by will or the laws of descent and distribution, to receive the Employee Participant or Non-Employee Director Participant' Options in the event of the death of such option holder shall not constitute a transfer.

SECTION 6.9 - Amendment, Suspension or Termination of the Plan; Amendment of Options

         Subject to Section 3. 8, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations of the holder, and neither the suspension nor termination of the Plan shall impair the authority of the Committee in respect of outstanding options during any period of suspension. In no event may any Option be granted under this Plan after February 1, 1999.

         The Committee by resolution may waive conditions of or limitations on rights under Options granted to any or all Employee Participants that the Committee in the prior exercise of its discretion has imposed, or make other changes to the terms of such Options consistent with the express provisions hereof that do not adversely affect such Participants. No change of or affecting an outstanding Option shall, however, without the written consent of the Participant, adversely affect the Participant's rights or benefits under any Option then outstanding. Changes contemplated by Sections 2.3, 3.8, 4.6 or
6.2 shall not be deemed to constitute changes for purposes of this Section.

SECTION 6.10 - Approval  of Plan by Stockholders

         This Plan was originally adopted by the Stockholders in May 1989. Subsequent amendments were adopted by the Shareholders in 1992 and in 1994.

SECTION 6.11 - Effect of Plan Upon Other Options and Compensation Plans

         The adoption of this Plan shall not affect any other Compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to terminate employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 6.12 - Tax Withholding

         Upon the exercise of an option by an Employee Participant or other person, the Company shall have the right to require such person to pay, by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such exercise. Notwithstanding the foregoing, in any case where a tax is required to be withheld in connection with the issuance or transfer of Company stock under this Plan, an Employee Participant or other person entitled to exercise an Option (other than an Option granted under Article III), may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy any applicable regulatory requirements.

SECTION 6.13 - Governing Law

         (a) The Plan and the Option Agreements and all other related documents shall be governed by the laws of the State of California, except to the extent such laws way be supplanted by the supreme laws of the United States of America, or by Nevada law as the law of the State of incorporation of the Company. If any provision shall be held invalid and unenforceable by a court of competent jurisdiction, the remaining provisions shall continue to be fully effective.

         (b) It is the intent of the Company that this Plan and Options granted hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Securities Exchange Act of 1934 and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any

Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

SECTION 6.14 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

----------------
As last Amended on November 7, 1996

                          FREMONT GENERAL CORPORATION

                             NON-EMPLOYEE DIRECTOR

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                 THIS AGREEMENT dated as of the <<GrantDate>>, between FREMONT GENERAL CORPORATION, a Nevada corporation (the "Corporation"), and
<<FirstName>> <<LastName>> (the "Director").

                                   WITNESSETH

                 WHEREAS, the Corporation adopted and the shareholders of the Corporation have approved an Amended Non-Qualified Stock Option Plan of 1989 (the "Plan"):

                 WHEREAS, pursuant to Article III of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code;

                 NOW THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

                 1. OPTION GRANT. This Agreement evidences the grant to the Director, as of <<GrantDate>> (the "Award Date"), of an Option to purchase an aggregate of <<SharesGranted>> shares of Common Stock, par value $1.00 per share, under Article III of the Plan, subject to adjustment as provided in or pursuant to the Plan.

                 2. EXERCISE PRICE. The Option entitles the Director to purchase all or any part of the Option shares at a price per share of $<<OptionPrice>>, which represents the Fair Market Value of the shares on the Award Date.

                 3.       OPTION TERM.  The Option shall terminate
<<PeriodlExpirationDate>>, unless earlier terminated in accordance with the terms of Article III of the Plan. Any portion of the Option that is unexercisable at the time the Director's services as a Director terminate shall thereupon terminate.

                 4. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option, including but not limited to Articles I, II, III and VI. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FREMONT GENERAL CORPORATION




BY:____________________________
      Raymond G. Meyers
      Senior Vice President




                                         _______________________________
                                         (Signature)

                                         <<FirstName>> <<LastName>>
                                         <<AddressLine 1 >>
                                         <<AddressLine2>>
                                         <<AddressLine3>>
                                         <<AddressLine4>>

                                         Tax I.D. Number <<EmployeeIDNumber>>